Exhibit 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

I, Marc Lasky, Chief Executive Officer and Chief Financial Officer, in connection with the Report on Form 10-Q of Psychic Friends Network, Inc. for the quarter ended June 30, 2014 (the "Report"), hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Psychic Friends Network, Inc.


/s/ Marc Lasky
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Marc Lasky
Chief Executive Officer and
Chief Financial Officer

Dated: August 13, 2014